© 2025 Texas Capital Bank Member FDIC October 22, 2025 Q3-2025 Earnings

2 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward- looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors, including recent trade policies and their impact on our customers; increased or expanded competition from banks and other financial service providers in TCBI’s markets; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business and new products and services and potential strategic acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; severe weather, natural disasters, climate change, acts of war, terrorism, global or other geopolitical conflicts, or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 Foundational Tenants of Value Creation in Place Financial Priorities Described 9/1/2021 Building Tangible Book Value // Reinvesting organically generated capital to improve client relevance and create a more valuable franchise Investment // Re-aligning the expense base to directly support the business and investing aggressively to take advantage of market opportunities that we are uniquely positioned to serve Revenue Growth // Growing top- line revenue as a result of expanded banking capabilities for best-in-class clients in our Texas and national markets Flagship Results Proactive, disciplined engagement with the best clients in our markets to provide the talent, products, and offerings they need through their entire life-cycles Structurally higher, more sustainable earnings driving greater performance and lower annual variability Consistent communication, enhanced accountability, and a bias for action ensure execution and delivery Commitment to financial resilience allowing us to serve clients, access markets, and support communities through all cycles Higher quality earnings and a lower cost of capital drive a significant expansion in incremental shareholder returns

2021 Strategic Performance Drivers

Income Statement	Where We Started FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	YTD 2025	Targets Estab. in '21
Investment Banking and Trading Income (% of Total Revenue)	2.2%	2.7%	2.9%	8.0%	13.6%	**10.3%**	~10%
Treasury Product Fees[1] (% of Total Revenue)	1.4%	2.5%	2.4%	2.8%	3.8%	**3.6%**	~5%
Non-Interest Income (% of Total Revenue)	19.3%	15.2%	28.5%	15.0%	3.3%	**18.0%**	15%–20%
Adj. Non-Interest Income[2] (% of Adj. Total Revenue[2])	11.2%	13.4%	10.3%	15.0%	18.9%	**18.2%**	15%–20% ✓
Balance Sheet							
Average Cash & Securities (% of Total Average Assets)	29%	38%	30%	30%	28%	**25%**	>20% ✓
Average Indexed Deposits (% of Total Deposits)	36%	27%	16%	7%	7%	**6%**	<15% ✓

Performance Metrics	Where We Started FY 2020	FY 2024	YTD 2025	Q1 2025	Q2 2025	Q3 2025	Targets Estab. in '21
Return on Average Assets	0.18%	0.25%	**0.97%**	0.61%	0.99%	**1.30%**	>1.10%
Return on Average Tangible Common Equity[3]	2.1%	2.0%	**9.0%**	5.6%	9.2%	**12.0%**	>12.5%
Adj. Return on Average Assets[4]	0.33%	0.74%	**0.98%**	0.61%	1.02%	**1.30%**	>1.10% ✓
Adj. Return on Average Tangible Common Equity[3]	4.2%	7.1%	**9.1%**	5.6%	9.5%	**12.0%**	>12.5%
CET1	9.4%	11.4%	**12.1%**	11.6%	11.4%	**12.1%**	>10% ✓

Treasury Solutions

- Treasury product fees[1] grew more than 20% YoY for the 4th consecutive quarter; service charges on deposits up nearly 30%
- Deposits, excl. mortgage finance non-interest bearing, brokered, and indexed deposits, increased $2.9bn or 16% YoY

Private Wealth

- Assets under management increased for the second straight quarter, up 3% YoY, with associated growth in banking solutions
- Multi-quarter trends reflect improved platform integration and accelerating pace of new client acquisition; wealth fees up 7% QoQ

Investment Banking

- Record quarter driven by Syndications, Sales & Trading, and broad contributions across Debt and Equity Capital Markets
- Greater deal flow, expanded capabilities, and sustained adoption driving structurally higher and more granular revenue profile

Financial Performance	Q3 '24	Q4 '24	Q1 '25	Q2 '25	Q3 '25	YoY Growth
Assets Under Management[5] ($bn)	$4.1	$4.0	$3.8	$4.1	$4.2	3%
Treasury Product Fees[1] ($mm)	$9.1	$9.5	$10.6	$11.6	$11.1	23%
Wealth Management & Trust Fee Income ($mm)	$4.0	$4.0	$4.0	$3.7	$4.0	(1%)
Investment Banking & Trading Income ($mm)	$40.5	$32.2	$22.4	$32.0	$41.2	2%
Income from Areas of Focus ($mm)	**$53.7**	**$45.7**	**$37.0**	**$47.3**	**$56.3**	**5%**

Texas Capital Bancshares, Inc.

4

Financial Performance // Income Statement

Financial Highlights ($mm)		Adjusted (Non-GAAP[4])		Adjusted (Non-GAAP[4])		Adjusted (Non-GAAP[4])		Adjusted (Non-GAAP[4])	
	2024	2024	YTD 2025	YTD 2025	Q3 2024	Q3 2024	Q2 2025	Q2 2025	Q3 2025
Net Interest Income	901.3	901.3	$761.2	$761.2	$240.1	$240.1	$253.4	$253.4	$271.8
Non-Interest Revenue	31.0	210.6	167.1	169.0	(114.8)	64.8	54.1	56.0	68.6
Total Revenue	932.3	1,111.9	928.3	930.2	125.3	304.9	307.5	309.4	340.4
Non-Interest Expense	758.3	742.5	583.9	582.5	195.3	190.1	190.3	188.9	190.6
PPNR[6]	174.1	369.4	344.4	347.7	(70.0)	114.9	117.2	120.5	149.8
Provision for Credit Losses	67.0	67.0	44.0	44.0	10.0	10.0	15.0	15.0	12.0
Income Tax Expense	29.6	76.8	70.8	71.6	(18.7)	26.2	24.9	25.6	32.6
Net Income	77.5	225.6	229.6	232.1	(61.3)	78.7	77.3	79.8	105.2
Preferred Stock Dividends	17.3	17.3	12.9	12.9	4.3	4.3	4.3	4.3	4.3
Net Income to Common	60.3	208.3	216.6	219.2	(65.6)	74.3	73.0	75.5	100.9

Performance Metrics									
Return on Average Assets	0.25%	0.74%	0.97%	0.98%	(0.78%)	1.00%	0.99%	1.02%	1.30%
PPNR[6] / Average Assets	0.57%	1.21%	1.46%	1.47%	(0.89%)	1.46%	1.50%	1.54%	1.85%
Efficiency Ratio[7]	81.3%	66.8%	62.9%	62.6%	155.8%	62.3%	61.9%	61.1%	56.0%
Return on Average Common Equity	2.0%	7.0%	9.0%	9.1%	(8.9%)	10.0%	9.2%	9.5%	12.0%
Earnings Per Share	$1.28	$4.43	$4.67	$4.73	($1.41)	$1.59	$1.58	$1.63	$2.18

Non-GAAP[4] Adjustments ($mm)	2024	YTD 2025
Non-Interest Income	31.0	167.1
Loss on AFS Securities Sale	179.6	1.9
Non-Interest Income, Adj.	210.6	169.0
Non-Interest Expense	758.3	583.9
FDIC Special Assessment	(2.8)	0.0
Restructuring Expenses	(7.9)	(1.4)
Legal Settlement	(5.0)	0.0
Non-Interest Expense, Adj.	742.5	582.5

Non-GAAP[4] Adjustments ($mm)	Q3 2024	Q2 2025
Non-Interest Income	(114.8)	54.1
Loss on AFS Securities Sale	179.6	1.9
Non-Interest Income, Adj.	64.8	56.0
Non-Interest Expense	195.3	190.3
FDIC Special Assessment	0.7	0.0
Restructuring Expenses	(5.9)	(1.4)
Legal Settlement	0.0	0.0
Non-Interest Expense, Adj.	190.1	188.9

Texas Capital Bancshares, Inc.

5

Financial Performance // Quarterly Balance Sheet Highlights

Balance Sheet Highlights ($mm) Ending Balances	Q3 2024	Q2 2025	Q3 2025	QoQ	YoY
Assets					
Cash and Equivalents	4,192	2,690	3,065	14%	(27%)
Total Securities	4,406	4,609	4,602	(0%)	4%
Commercial Loans	10,968	11,931	11,999	1%	9%
CRE Loans	5,315	5,665	5,697	1%	7%
Consumer Loans	569	541	540	(0%)	(5%)
Mortgage Finance Loans	5,530	5,890	6,058	3%	10%
Gross LHI	22,381	24,026	24,294	1%	9%
Allowance for Credit Losses on Loans	(273)	(278)	(274)	(1%)	0%
Total Assets	**31,629**	**31,944**	**32,537**	**2%**	**3%**

	Q3 2024	Q2 2025	Q3 2025	QoQ	YoY
Liabilities					
Non-Interest Bearing Deposits	9,071	7,718	7,690	(0%)	(15%)
Interest Bearing Deposits	16,794	18,346	19,816	8%	18%
Total Deposits	25,865	26,064	27,505	6%	6%
Short-Term Borrowings	1,035	1,250	275	(78%)	(73%)
Total Liabilities	**28,275**	**28,433**	**28,900**	**2%**	**2%**
Equity					
Common Equity, Excl. AOCI	3,182	3,323	3,421	3%	8%
AOCI	(128)	(113)	(84)	(25%)	(34%)
Total Shareholder's Equity	**3,354**	**3,510**	**3,637**	**4%**	**8%**
Common Shares Outstanding	**46,207,757**	**45,746,836**	**45,679,863**	**(0%)**	**(1%)**

Performance Metrics			
Cash & Securities % of Assets	27%	23%	24%
Commercial Loans % of Gross LHI	49%	50%	49%
Total Allowance for Credit Losses ($mm)	(319)	(334)	(333)
Total ACL / Total LHI	1.43%	1.40%	1.37%

Total LHI % of Deposits	86%	92%	88%
Non-Interest Bearing % of Deposits	35%	30%	28%
Book Value Per Share	$66.09	$70.17	$73.05
Tangible Book Value Per Share[8]	$66.06	$70.14	$73.02

Texas Capital Bancshares, Inc.

6

7 $3.9 $3.5 $4.4 $5.2 $5.4 $4.0 $5.3 $5.5 $4.0 $4.2 $5.1 $5.5 $5.2 $4.7 $5.9 $6.1 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $5.3 $5.6 $5.8 $5.7 $5.7 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $11.0 $11.1 $11.4 $11.9 $12.0 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025  Total LHI excl. mortgage finance increased $1.4bn or 8% YoY  Ending period commercial loans increased $1.0bn or 9% YoY  Average commercial loans increased $317mm or 3% QoQ  Ending period commercial loan commitments increased $576mm QoQ or 11% annualized  Commercial real estate loans increased $32mm or 1% QoQ  Multifamily comprises $2.3bn or 41% of CRE loans  Average mortgage finance loan balances driven by anticipated Q3 seasonality resulting in increases of $145mm or 3% QoQ to $5.5bn Loan Portfolio Composition Mortgage Finance Loans ($bn) Commercial Loans ($bn) Commercial Real Estate Loans ($bn) Average Period End

Deposit and Funding Composition

Average Deposit Trends ($bn)



Q3 2025 EOP
$25.7
$26.7
$25.7
$26.5
$27.4
$27.5
$0.5
$0.5
$0.5
$0.3
$0.0
$0.8
$15.8
$16.9
$17.4
$18.0
$19.0
$19.0
$6.0
$5.8
$4.5
$4.8
$4.9
$4.6
$3.5
$3.5
$3.4
$3.4
$3.4
$3.1
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q3 2025
Non-Interest Bearing, Excl. MF9
MF9 Non-Interest Bearing
Interest Bearing
Interest Bearing Brokered

Mortgage Finance Self Funding Ratio

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	YoY Change
Average MF[9] Non-Interest Bearing Deposits ($bn)	$6.0	$5.8	$4.5	$4.8	$4.9	($1.1)
Average MF[9] Loans ($bn)	$5.2	$5.4	$4.0	$5.3	$5.5	$0.3
MF[9] Self Funding Ratio	**116%**	**107%**	**113%**	**91%**	**90%**	**(26%)**

Funding Costs



4.64%
4.32%
3.97%
3.83%
3.76%
2.94%
2.81%
2.76%
2.65%
2.62%
2.76%
2.61%
2.54%
2.41%
2.36%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Avg Cost of Int. Bearing Deposits
Avg Cost of Total Deposits
Total Cost of Funds

- Total deposit balances increased $1.4bn or 6% QoQ
- Average non-interest bearing, excl. MF[9] deposits increased $67mm or 2% QoQ to $3.4bn
- Average MF[9] non-interest bearing deposits declined $1.1bn YoY to $4.9bn, representing 90% of average mortgage finances loans in Q3 2025 compared to 116% in Q3 of last year
  - Growth in client interest bearing deposit categories has allowed for the deliberate reduction of non-interest bearing deposits associated with Mortgage Finance over the last 12 months
  - The majority of MF[9] non-interest bearing deposits are compensated through relationship pricing which results in application of an interest credit to either the client's mortgage finance or commercial loan yield
- Average cost of interest bearing deposits declined 7bps to 3.76%
  - Cumulative beta of 70% since the beginning of the current easing cycle inclusive of the late September rate cut

Texas Capital Bancshares, Inc.

8

9 (12.0%) (12.5%) (5.9%) (6.4%) 3.8% 4.0% 7.4% 7.7% (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q2 2025 Q3 2025 -200bps Shock -100bps Shock +100bps Shock +200bps Shock Net Interest Income Sensitivity Standard Model Assumptions10 100bp & 200bp Parallel Shocks  Loan Balances: Static  Deposit Balances: Static  Loan Spreads: Current Levels  Up Scenario Int. Bearing Deposit Beta: ~80%  Down Scenario Int. Bearing Deposit Beta: ~70%  Investment Portfolio: Ratio held constant Hedging Profile Net Interest Income Sensitivity – Static Balance Sheet ($mm) $1,059mm$1,123mmBase NII11 Earning Assets Profile (Average) Q3 2025Q2 2025 YieldBalance ($mm)YieldBalance ($mm) 4.38% $2,920 4.40% $2,661 Interest Bearing Cash and Equivalents 4.14% 4,635 3.93% 4,573 Securities 6.95% 18,253 6.81% 18,019 LHI Excl. Mortgage Finance LHI 4.32% 5,472 4.42% 5,328 Mortgage Finance LHI --(277)--(278)ACL on Loans 5.88% $31,004 5.80% $30,302 Earning Assets  94% of LHI excl. mortgage finance LHI are variable rate  $1.1bn of loans, or 6%, are fixed with 14% maturing or repricing in the next 12 months  Duration of the securities portfolio is ~4 years with Q3 cash flows of $166mm  $143mm of AFS securities purchased in Q3 with an average rate of 5.6%  Added $300mm of 2 year forward starting receiving fixed swaps with a weighted average receive rate of 3.45% against 1- month SOFR beginning in 4Q Impacts of Mortgage Finance  Mortgage finance LHI represents 23% of the average total LHI portfolio with the majority tied to 1-month SOFR which declined 19bps in Q3  Given the current outlook and observed seasonality, the average mortgage finance self funding ratio is expected to decline to ~85% in Q4  Firm’s overall net interest income sensitivity (per the chart above) is inclusive of mortgage finance NII impact on a flat balance sheet and does not account for changes in warehouse volumes in either a lower or higher rate environment $83 $42 ($66) ($135) $81 $43 ($68) ($133) Receive Rate Average Notional Balance ($bn) 3.18%1.5Q3 2025 3.56%1.0Q4 2025 3.58%0.9Q1 2026 3.67%0.7Q2 2026 3.67%0.7Q3 2026 3.67%0.7Q4 2026

Q3-2025 Earnings Overview

Net Interest Income ($mm)


$253.4
$3.8
$7.3
$1.6
($0.7)
$2.7
$6.4
($7.1)
$1.1
$3.3
$271.8
Q2 2025
Loans Excl MF Volume⁹
Loans Excl MF Yield⁹
MF Loan Volume⁹
MF Yield⁹
Loan Fees
Investment Securities & Cash
Interest Bearing Deposits Volume
Interest Bearing Deposit Cost
Borrowings
Q3 2025

Net Interest Margin ($mm)


3.16%
2.93%
3.19%
3.35%
3.47%
$240.1
$229.6
$236.0
$253.4
$271.8
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Net Interest Income
Net Interest Margin

Non-Interest Income ($mm)

% of Total Revenue, Adj.[4]


21%
19%
16%
18%
20%
$64.8
$54.1
$44.4
$56.0
$54.1
$68.6
($114.8)
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Non-Interest Income
Non-Interest Income, Adj.⁴

Non-Interest Expense ($mm)


$195.3
$5.3
3%
$71.3
37%
$118.7
60%
$172.2
$74.3
43%
$97.9
57%
$203.0
$71.4
35%
$131.6
65%
$190.3
$1.4
1%
$70.1
37%
$118.8
62%
$190.6
$70.7
37%
$119.9
63%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Salaries & Benefits
Other NIE
Non-Recurring Items⁴

- Net interest income increased $18.4mm QoQ supported by continued LHI growth and higher LHI excl. MF[9] yields
  - Net interest margin expanded by 12bps QoQ, and 54bps year to date
- Quarterly adjusted non-interest expense[4] increased $0.5mm YoY to $190.6mm, reflecting maturation of the platform with expense aligned with growth objectives
- YTD net interest income increased 13% despite a 125bps reduction in short-term rates this easing cycle to date

Texas Capital Bancshares, Inc.
10

Asset Quality Trends

Allowance for Credit Loss Reserve Ratios



1.43%
1.87%
1.40%
1.79%
1.37%
1.79%
Q3 2024
Q2 2025
Q3 2025
3.6x
2.9x
3.5x
Total ACL / Non-accrual Loans HFI
Total ACL / LHI
Total ACL, Excl. MF9 / LHI Excl. MF9
Q3 2024
Q2 2025
Q3 2025

Asset Quality Ratios



Criticized / LHI
NPAs / Total Assets
NCOs / Avg. LHI
4.03%
3.18%
3.41%
2.66%
2.19%
0.28%
0.36%
0.30%
0.36%
0.30%
0.11%
0.22%
0.18%
0.22%
0.23%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
Net Charge-Offs ($mm)	$6.1	$12.1	$9.8	$13.0	$13.7

- Total ACL, excl. MF[9] increased to $323.8mm
  - Total ACL, excl. MF[9] to LHI, excl. MF[9] in the top decile among Peers[12] Total ACL to LHI ratio
- Total ACL declined $1.7mm QoQ to $332.5mm
- $13.7mm of net charge-offs, 0.23% of average LHI, primarily related to previously identified problem credits
- Provision expense as a percentage of average LHI of 20bps
  - Provision expense as a percentage of average LHI excl. MF[9] of 26bps
  - Year to date provision expense as a percentage of average LHI excl. MF[9] of 33bps
- Criticized LHI declined $368mm or 41% YoY, with the percentage of total LHI declining 184bps to 2.19%
  - Special mention LHI declined $90mm or 27% QoQ
  - Non-Accrual loans HFI declined $17.5mm QoQ
    - Total ACL increased to 3.5x non-accrual loans HFI

Special Mention Composition ($mm)



$579.8
25%
75%
$435.6
30%
70%
$484.2
1%
28%
71%
$339.9
2%
34%
64%
$249.6
1%
48%
51%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Commercial
Mortgage Finance
Real Estate
Consumer

Substandard Composition ($mm)



$317.9
1%
26%
73%
$278.3
1%
20%
79%
$278.7
20%
80%
$297.5
8%
92%
$280.1
9%
91%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Commercial
Mortgage Finance
Real Estate
Consumer

Texas Capital Bancshares, Inc.
11

Capital Position and Trends

Regulatory Capital Levels



2025 YE Target
15.17%
2.54%
1.44%
11.19%
15.37%
2.55%
1.44%
11.38%
15.61%
2.51%
1.46%
11.63%
15.30%
2.44%
1.41%
11.45%
16.10%
2.50%
1.46%
12.14%
>11.00%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
2025 Target
CET1
Tier 1 Capital
Tier 2 Capital

Tangible Common Equity / Tangible Assets[13] (%)



9.65
9.66
9.98
9.98
9.97
9.98
10.04
10.05
10.25
10.26
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Tangible Common Equity / Tangible Assets13
Common Equity / Total Assets

Peer[12] Tangible Common Equity / Tangible Assets[13] (%)				
8.01	8.10	8.25	8.46	

Tangible Book Value per Share[8] ($)



66.06
66.09
66.32
66.36
67.97
68.00
70.14
70.17
73.02
73.05
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Tangible Book Value per Share8
Book Value per Share

Period End AOCI ($mm)				
(128)	(183)	(136)	(113)	(84)

AOCI per Share ($)				
(2.77)	(3.96)	(2.96)	(2.47)	(1.84)

- Regulatory capital ratios continue to build
  - **Total capital ratio of 16.10%, in the top quintile of the peer group[12], and CET1 ratio of 12.14%**
- Tangible common equity to tangible assets[13] ended the quarter at 10.25%, an important characteristic of our financially resilient business model and a key metric as we manage the balance sheet through-cycle
  - **Tangible common equity to tangible assets[13] in top quartile of peer group[12]**
- Tangible book value per share[8] increased by $2.88 or 4% QoQ as a result of income generated and AOCI accretion
  - **TBVPS[8] of $73.02 is an all-time high for the Firm**
- Repurchased 87 thousand shares in Q3 for a total of $7mm at a weighted average price of approximately 114% of prior month tangible book value per share
  - $141mm remaining on the 2025 authorization at the end of Q3

Texas Capital Bancshares, Inc.

12

Full Year 2025 Guidance

	FY 2024 Adjusted (Non-GAAP[4])	Full Year 2025 Guidance
Total Revenue, Adjusted[4]	$1,111.9mm	Low double-digit % growth
Non-Interest Expense, Adjusted[4]	$742.5mm	Mid single-digit % growth
Provisions / Avg LHI, Excl. Mortgage Finance LHI	40bps	30bps - 35bps
CET1 Ratio	11.38%	>11%

Guidance Commentary

- Forward curve[14] assumes 25bps cuts in October and December with an exit rate of 3.75% at year end 2025
- Total Revenue, Adjusted[4] guidance remains unchanged
- Non-Interest Expense, Adjusted[4] guidance decreased from mid to high single-digit percent annual growth
- Provisions / Average LHI, Excl. Mortgage Finance LHI guidance remains unchanged
- CET1 Ratio target guidance remains unchanged
- Tax rate expected to be ~24% for the full year in 2025

Texas Capital Bancshares, Inc.

13

Appendix // Footnotes

1. Includes service charges on deposit accounts, as well as fees related to our commercial card program, merchant transactions, and FX transactions, all of which are included in other non-interest income and totaled $2.8mm for FY 2020, $4.0mm for FY 2021, $6.1mm for FY 2022, $9.4mm for FY 2023, $10.2mm for FY 2024, and $9.2mm for YTD 2025 and $2.8mm, $2.5mm, $2.8mm, $3.4mm, and $3.0mm for Q3 2024, Q4 2024, Q1 2025, Q2 2025, and Q3 2025, respectively
2. Non-GAAP Reconciliation // Adjusted Non-Interest Income and Total Revenue

	2020 ($mm)		2021 ($mm)		2022 ($mm)		2023 ($mm)		2024 ($mm)		YTD 2025 ($mm)	
	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[2]	As Reported	Adjusted	As Reported	Adjusted[3]	As Reported	Adjusted[3]
Net Interest Income	$851.3	$821.1	$768.8	$767.6	$875.8	$875.8	$914.1	$914.1	$901.3	$901.3	$761.2	$761.2
Non-Interest Income	203.0	103.7	138.3	119.5	349.5	101.0	161.4	161.4	31.0	210.6	167.1	169.0
Total Revenue	$1,054.3	$924.8	$907.1	$887.1	$1,225.3	$976.8	$1,075.5	$1,075.5	$932.3	$1,111.9	$928.3	$930.2
Non-Interest Income % of Total Revenue	19.3%	11.2%	15.2%	13.4%	28.5%	10.3%	15.0%	15.0%	3.3%	18.9%	18.0%	18.2%

1) Adjusted to remove revenue contribution of exited Correspondent Lending Line of Business
2) Adjusted to remove non-recurring gain on sale of Insurance Premium Finance Loan Portfolio
3) Adjusted to remove non-recurring loss on sale of AFS securities

3. See slide: Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE)
4. See slide: Non-GAAP Reconciliation // Adjusted Earnings & Ratios
5. Assets Under Management includes non-discretionary brokerage assets that the Firm earns wealth management and trust fee income on
6. "PPNR" used as an abbreviation for Pre-Provision Net Revenue which is the sum of net interest income and non-interest income, less non-interest expense
7. Non-interest expense divided by the sum of net interest income and non-interest income
8. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end
9. "MF" used as abbreviation for Mortgage Finance
10. Model assumptions are only for Q3 2025; See prior TCBI Earnings Materials for prior model assumptions
11. Baseline scenarios hold constant balances, market rates, and assumptions as of period end reporting
12. Major exchange traded US peer banks with $20-100bn in total assets, excluding PR headquartered banks and merger targets; Source: S&P Capital IQ Pro; peer data as of Q2 2025
13. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles
14. Forward curve as of September 18, 2025

14

15 YTD 2025 ($mm)Q3 2025 ($mm)Q2 2025 ($mm)Q1 2025 ($mm)2024 ($mm)2020 ($mm) Adjusted1As Reported Adjusted1As Reported Adjusted1As Reported Adjusted1As Reported Adjusted1As Reported Adjusted1As Reported $219.2 $216.6 $100.9 $100.9 $75.5 $73.0 $42.7 $42.7 $208.3 $60.3 $112.6$56.5Net Income to Common $3,212.0 $3,212.0 $3,324.2 $3,324.2 $3,195.0 $3,195.0 $3,114.4 $3,114.4 $2,955.5 $2,955.5 $2,686.7$2,686.7Average Common Equity 1.5 1.5 1.5 1.5 1.5 1.5 1.5 1.5 1.5 1.5 17.917.9Less: Average Goodwill & Intangibles $3,210.5 $3,210.5 $3,322.7 $3,322.7 $3,193.5 $3,193.5 $3,112.9 $3,112.9 $2,954.0 $2,954.0 $2,668.8$2,668.8Average Tangible Common Equity 9.1%9.0%12.0%12.0%9.5%9.2%5.6%5.6%7.0%2.0%4.2%2.1%ROACE 9.1%9.0%12.0%12.0%9.5%9.2%5.6%5.6%7.1%2.0%4.2%2.1%ROATCE Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE) ROATCE is a non-GAAP financial measure. ROATCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROATCE is used by management in assessing financial performance and use of equity. A reconcilement of ROATCE to the most directly comparable U.S. GAAP measure, ROACE, for all periods is presented below. (1) See slide Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Adjusted line items are non-GAAP financial measures that management believes aids in the discussion of results. A reconcilement of these adjusted items to the most directly comparable U.S. GAAP measures for all periods is presented below. Periods not presented below did not have adjustments.

($mm, Except per Share)	Q3 2024	Q2 2025	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	YTD 2025
Net Interest Income	$240.1	$253.4	$851.3	$768.8	$875.8	$914.1	$901.3	$761.2
Non-Interest Revenue	(114.8)	54.1	203.0	138.3	349.5	161.4	31.0	$167.1
Adjustments for Non-Recurring Items:								
Gain on Sale of Insur. Prem. Finance	-	-	-	-	(248.5)	-	-	-
Loss on AFS Securities Sale	179.6	1.9	-	-	-	-	179.6	1.9
Non-Interest Revenue, Adjusted	64.8	56.0	203.0	138.3	101.0	161.4	210.6	169.0
Non-Interest Expense	195.3	190.3	704.4	599.0	727.5	756.9	758.3	$583.9
Adjustments:								
Transaction Costs	-	-	(17.8)	-	(29.6)	-	-	-
Restructuring Expense	(5.9)	(1.4)	(54.0)	(12.0)	(9.8)	-	(7.9)	(1.4)
Legal Settlement	-	-	-	-	-	-	(5.0)	-
Charitable Contribution	-	-	-	-	(8.0)	-	-	-
FDIC Special Assessment	0.7	-	-	-	-	(19.9)	(2.8)	-
Non-Interest Expense, Adjusted	190.1	188.9	632.6	587.0	680.1	737.1	742.5	582.5
PPNR[6]	(70.0)	117.2	349.9	308.1	497.8	318.6	174.1	344.4
PPNR[6], Adjusted	114.9	120.5	421.7	320.1	296.6	338.5	369.4	347.7
Provision for Credit Losses	10.0	15.0	258.0	(30.0)	66.0	72.0	67.0	$44.0
Income Tax Expenses	(18.7)	24.9	25.7	84.1	99.3	57.5	29.6	$70.8
Tax Impact of Adjustments Above	44.9	0.8	15.6	2.7	(45.4)	4.6	47.2	0.8
Income Tax Expenses, Adjusted	26.2	25.6	41.3	86.8	53.9	62.1	76.8	71.6
Net Income	(61.3)	77.3	66.3	253.9	332.5	189.1	77.5	229.6
Net Income, Adjusted	78.7	79.8	122.4	263.2	176.8	204.4	225.6	232.1
Preferred Stock Dividends	4.3	4.3	9.8	18.7	17.3	17.3	17.3	$12.9
Net Income to Common	(65.6)	73.0	56.5	235.2	315.2	171.9	60.3	216.6
Net Income to Common, Adjusted	74.3	75.5	112.6	244.5	159.5	187.1	208.3	219.2
Average Assets	$31,215.2	$31,419.5	$37,516.2	$38,140.3	$32,049.8	$29,537.3	$30,613.2	$31,565.8
Return on Average Assets	(0.78%)	0.99%	0.18%	0.67%	1.04%	0.64%	0.25%	0.97%
Return on Average Assets, Adjusted	1.00%	1.02%	0.33%	0.69%	0.55%	0.69%	0.74%	0.98%
PPNR[6] / Average Assets	(0.89%)	1.50%	0.93%	0.81%	1.55%	1.08%	0.57%	1.46%
PPNR[6], Adjusted / Average Assets	1.46%	1.54%	1.12%	0.84%	0.93%	1.15%	1.21%	1.47%
Average Common Equity	$2,945.2	$3,195.0	$2,686.7	$2,815.7	$2,783.3	$2,795.0	$2,955.5	$3,212.0
Return on Average Common Equity	(8.87%)	9.17%	2.10%	8.35%	11.33%	6.15%	2.04%	9.02%
Return on Average Common Equity, Adjusted	10.04%	9.48%	4.19%	8.68%	5.73%	6.70%	7.05%	9.12%
Diluted Common Shares	46,608,742	46,215,394	50,582,979	51,140,974	51,046,742	48,610,206	46,989,204	46,348,236
Earnings per Share	($1.41)	$1.58	$1.12	$4.60	$6.18	$3.54	$1.28	$4.67
Earnings per Share, Adjusted	$1.59	$1.63	$2.23	$4.78	$3.13	$3.85	$4.43	$4.73

Texas Capital Bancshares, Inc.
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